EXHIBIT - 10.16


             Amendment No. 1 to Executive Employment Agreement

This Amendment No. 1 ("Amendment No. 1") made this 1st day of March, 1998, by and between Century Bancshares, Inc., a Delaware corporation ("Employer"), and Joseph S. Bracewell, a District of Columbia resident ("Employee") (collectively, the "Parties").

                                    Recitals

Whereas, Employer and Employee have entered into an Executive Employment Agreement, dated as of September 1, 1996 (the "EEA");

Whereas, the parties now wish to modify the EEA in accordance with the procedures set forth in Paragraph 11 of the EEA;

Now, Therefore, in consideration of the foregoing premises and the covenants and agreements recited on this Amendment No. 1 and for other good and valuable consideration, the receipt and sufficiency of which each part acknowledges, the Parties agree as follows:

1.    Amendments to EEA.

         1.1 Renewal of EEA. Employer and Employee waive the notice provisions in Paragraph 2 of the EES regarding renewal of the EEA and agree to extend the EEA for an additional on (1) year term commencing September 1, 1998, and ending August 31, 1999. The notice provisions in Paragraph 2 of the EEA shall apply to any subsequent renewal of the EEA, unless the Parties agree in accordance with the procedures set forth in Paragraph 11 of the EEA to waive those provisions.
         1.2 Salary Increase Effective July 1, 1997. Employer acknowledges and reaffirms the increase in Employees yearly salary from One Hundred Eighty-Two Thousand Three Hundred Dollars and No Cents (U.S. $182,300.00) to One Hundred Eighty-Three Thousand Nine Hundred Thirty-Seven Dollars and No Cents (U.S. $183,937.00) that Employer granted Employee effective July 1, 1997, to compensate for changes to Employer's health insurance plan.
         1.3 Salary Increase Effective April 1, 1998. In consideration for Employee's agreeing to extend the EEA for an additional one (1) year term, Employee's current yearly salary shall increase from One Hundred Eighty-Three Thousand Nine Hundred Thirty-Seven Dollars and No Cents (U.S. $183,937.00) to Two Hundred Five Thousand Dollars and No Cents (U.S.
              $205,000.00), effective April 1, 1998.

2. Covenants, Representations and Warranties of the Parties 2.1 As of the date of this Amendment No. 1, Employer and Employee reaffirm all covenants, representations, and warranties made by them in the EEA (except for any such representations and warranties which are stated to be made as of a specific date), and all such covenants, representations and warranties shall have been deemed to have been re-made as of the date of this Amendment No. 1.
         2.2 Employer represents and warrants that this Amendment No. 1 constitutes a legal, valid, and binding obligation of Employer, enforceable against it in accordance with its terms.

3. Reference to and Effect on EEA.
         3.1 Upon the execution of this Amendment No. 1, each reference in the EEA to "this agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the EEA, as amended by this Amendment No. 1.
         3.2 Except as specifically waived or amended above, the EEA shall remain in full force and effect and is ratified and confirmed.
         3.3 The execution and delivery of this Amendment No. 1 shall not operate as a waiver of any right, power, or remedy of Employer or Employee under the EEA, nor constitute a waiver of any provision contained in the EEA except as provided in this Amendment No. 1 or absolve Employer or Employee from the timely performance of their respective obligations under the EEA.

4. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by the different parties to this Amendment No. 1 in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

5. Choice of Law. All disputes concerning the validity, interpretation, or performance of this Amendment No. 1 and any of its terms or conditions, or of any rights or obligations of the Parties, shall be governed by the internal laws of the district of Columbia, except its conflict of laws.

6. Headings. Headings in this Amendment No. 1 are included for informational purposes only and shall not constitute a part of this Amendment No. 1 for any other purpose.

         In witness whereof, the Parties have duly executed this Agreement as of the date first above written.

Century Bancshares, Inc.

/s/   F. Kathryn Roberts  (Attest)          /s/   William C. Oldaker,
                                                  Secretary and Director


/s/   Debra M. Johnson  (Witness)           /s/   Joseph S. Bracewell